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                                          LIFE INSURANCE APPLICATION
                                          Aetna Life Insurance and Annuity Co.
                                          151 Farmington Avenue
                                          Hartford, CT  06156-1961
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General               ANSWER ALL QUESTIONS IF:
Information           [checkmark]    New Insurance    [  ] Increase Amount    $                    [    ]   Policy No.
                                                                               --------------------                    -----------
                            ANSWER QUESTIONS 1, 8 (if applicable), 4, 20, 21 & Policyowner/Taxpayer Id. Number
                      [   ] Term Conversion/Guaranteed Option  $                  .  Continue  $                      as term
                                                               ---------------------            ----------------------
                      [   ] Other Policy Change                                    ANSWER APPLICABLE QUESTIONS
                                               -----------------------------------
                      [   ] Policy Number to be changed/converted
--------------------- --------- -------------------------------------------- -----------------------------------------------------
ST OF DEL             [checkmark]  STATE OF DELIVERY     CT
                                                         -------------------------------------------------------------------------
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(Proposed)            1.  Print Full Legal Name  (First, Middle, Last)
Insured               John J. Doe
Information           ------------------------------------------------------------------------------------------------------------
                      Residence Address (Number, Street) P. O. Box
                      123 Main Street
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                      City, State and Zip Code
                      Hartford, CT 06104
                      ------------------------------------------------------------------------------------------------------------
                      Sex            Date of Birth (mm/dd/yy)              Place of Birth          MVR License # and License State
                      Male           01/01/62                              Avon, CT                0612345                   CT
                      ------------------------------------------------------------------------------------------------------------
                      2a.  Occupation (Title & Give Exact Duties)
                      Comptroller
                      ------------------------------------------------------------------------------------------------------------
                      2b.  Employer's Name and Address                                 2c.  Annual Income
                      ABC CORPORATION                                                           $175,000
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                      2d.  Amount of life insurance presently in force:
                      Aetna          $0.00         ADB           $0.00     Other Companies   $0.00        ADB    $0.00
                                     -------------               ---------                   -------             -----
                      Are there current negotiations with other companies?        [  ]  Yes  [checkmark]  No
                      If Yes, advise Company and results.
                                                          ------------------------------------------------------------------------
                      ------------------------------------------------------------------------------------------------------------
                      3.  Will life insurance or annuity in any Company be replaced or changed if insurance applied for is
                      issued?              [   ]  Yes  [checkmark]  No
                      Explain
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Policy                4.  Basic Plan      Flex. Prem. Var. UL on 2 Insds    Face Amount    $500,000
                                          ------------------------------                   ---------------------------------------
Information           Death Benefit Option (if applicable)           Option 1
                                                                     -------------------------------------------------------------
                      Dividend Option   [   ]    Pay in Cash      [   ] Reduce premium (not for salary deduction)

                      [   ]   Other                               [   ] Specify
                                   ------------------------------                -------------------------------------------------
                      Direct Billing Frequency        [   ] Annual           [   ] Semi-Annual
                                                      [   ] Quarterly        [checkmark]   Monthly (ACP/List Bill) Plan

                      List Supplemental Benefits/Riders & Amounts (e.g. WP, ADB, EPOR, ROPR)

                      ------------------         ----------------------       -----------------

                      ------------------         ----------------------       -----------------

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70059-96                                        * For CIR - Submit application supplement1

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(Proposed)            NON MEDICAL - QUESTIONS 5-19 SHOULD NOT BE COMPLETED FOR TERM
Insured               CONVERSIONS OR  EXERCISE OF GUARANTEED INSURABILITY  OPTION
Information           5.  HAVE YOU WITHIN 2 YEARS:  (IF YES, EXPLAIN)
                          a.  Flown as a pilot or crew member or intend to do so? (If Yes, furnish
                               Aviation  supplement) . . . . . . . . . . . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
                          b.  Engaged in motor vehicle or boat racing, rock or mountain climbing, hang gliding or sky, skin or scuba diving or intend such activities?
                               (If Yes, furnish Avocation supplement). . . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
                          c.  Had your license suspended or revoked, had 3 or more moving violations,
                               or been charged with driving under the influence of alcohol or drugs?       [   ] Yes [checkmark] No
                          d.  Frequently traveled outside of the United States or intend to do so? . . . . [   ] Yes [checkmark] No
                      6.  HAVE YOU EVER:
                          a.  Had insurance refused, or offered only with an extra premium? . . . . . . .  [   ] Yes [checkmark] No
                          b.  Been arrested and convicted for a felony offense? . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                      7.  HAVE YOU IN THE LAST 5 YEARS:  (IF YES, EXPLAIN)
                          a.  Used hallucinogenic or narcotic drugs not prescribed by a doctor? . . . . .  [   ] Yes [checkmark] No
                          b.  Used alcoholic beverages? (Note type, quantity and frequency) . . . . . . .  [   ] Yes [checkmark] No
                          c.  Had or been advised to have medical treatment or counseling from a
                              commonly recognized practitioner or organization for alcohol or drug use?.   [   ] Yes [checkmark] No
                      8.  a.  Have you smoked cigarettes within the past 12 months? . . . . . . . . . . .  [   ] Yes [checkmark] No
Information                      If Yes, how much? . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                             ---------------------
                           b.  If No, have you used any other tobacco products within the past 12 months
                                 (e.g. cigar, pipe, smokeless tobacco)? . . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                                  If Yes, have you smoked cigarettes within the past 10 years? . . . . .   [   ] Yes [checkmark] No
                           c.  Have you used any nicotine substitutes within the past 12 months
                                  (e.g. patch, gum)? . . . . . . . . . . . . .  . . . . . . . . . . . . .  [   ] Yes [checkmark] No
---------------------
Height &              9.  a.  What is your current height? . . . . . . . . . . . . . . . . . . . . . . . .   6'0"
Weight                                                                                                       ---------------------
                          b.  What is your current weight? . . . . . . . . . . . . . . . . . . . . . . . .  200lbs
                                                                                                             ---------------------
                           c.  If under age 2, birth weight? . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                             ---------------------
---------------------
History               10.  Have you had a history of heart, lung or liver disorder, stroke, diabetes or
                             cancer? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
--------------------- ------------------------------------------------------------------------------------------------------------
Attending             11.  Name, address and phone number of personal physician, date, reason last seen and results.
Physician             Dr. Jones
Information           ------------------------------------------------------------------------------------------------------------
                      10 Summer Street, Hartford, CT 06101 (860) 275-0121
                      ------------------------------------------------------------------------------------------------------------
                      Routine Physical on 9/30/96.
                      ------------------------------------------------------------------------------------------------------------

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                      ADDITIONAL INFORMATION (Give details of YES answers, dates and results) For additional space please use Addendum Sheet.
                      ------------------------------------------------------------------------------------------------------------
QUES. #
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 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED
70059-96


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(Proposed)            PART II - QUESTIONS 12 - 19 REQUIRED EVEN FOR EXAMINED BUSINESS
Insured               12.  HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
Information                 FOR:  (IF YES, EXPLAIN)
                           a.  Mental or nervous disorder? . . . . . . . . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                           b.  Disease of the nervous system or brain? . . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                           c.  Fainting, seizures, paralysis or stroke? . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
                           d.  Shortness of breath, persistent cough? . . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
                           e.  Emphysema or other lung disease? . . . . . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
                           f.  Chest pain, high blood pressure, heart attack, heart murmur, disease of the
                               heart or blood vessels? . . . . . . . . . . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                           g.  Hepatitis, cirrhosis, or other disease of the liver or pancreas? . . . .   [   ] Yes [checkmark] No
                           h.  Ulcer, colitis, chronic diarrhea, or other disorder of the stomach or
                               intestines?                                                                [   ] Yes [checkmark] No
                           i.  Sugar, albumin, blood or pus in urine? . . . . . . . . . . . . . . . . .   [   ] Yes [checkmark] No
                           j.  Disease of the kidneys, reproductive organs or sexually transmitted disease
                               (other than AIDS)?                                                         [   ] Yes [checkmark] No
                           k.  Diabetes, thyroid or glandular disease? . . . . . . . . . . . . .  . . .   [   ] Yes [checkmark] No
                           l.  Arthritis, disease or injury of the muscles, bones or joints? . . . . . .  [   ] Yes [checkmark] No
                          m.  Cancer, tumor, cyst, disease of skin or lymph glands? . . . . . . . . . .   [   ] Yes [checkmark] No
                      13.  HAVE YOU IN THE LAST 10 YEARS (IF YES, EXPLAIN):
                            a.  Been diagnosed or treated for immune deficiency (other than AIDS), anemia
                                 or other blood disorder by a member of the medical profession? . . . .   [   ] Yes [checkmark] No
                            b.  Had recurrent fever, fatigue or unexplained weight loss? . . .   . . . .  [   ] Yes [checkmark] No
                      14.  Have you in the last 10 years been diagnosed or treated for AIDS/ARC or
                             had a positive HIV (AIDS virus) antibody test?. . . . . . . . . .  . . . .   [   ] Yes [checkmark] No
                      15.  OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:                            No
                            (IF YES, EXPLAIN)
                           a.  Had a checkup, consultation, illness, injury, surgery or diagnostic test?  [checkmark] Yes [   ] No
                           b.  Been advised to have any diagnostic test, hospitalization or surgery which
                                was not completed? . . . . . . . . . . . . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                      16. a. Are you now under observation or treatment? . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                            b. Do you need assistance, supervision or use of medical appliances of any    [   ] Yes [checkmark] No
                                kind? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                      17.  Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility or within 2 years been treated or diagnosed by a physician
                             for heart disease, stroke, immune disorder (other than AIDS) or cancer? . .  [   ] Yes [checkmark] No
---------------------
Family                18.  a.  Do you have a family history of diabetes, heart disease or hereditary
History                          disease?  (If Yes, explain) . . . . . . . . . . . . . . . . . . . . . .  [   ] Yes [checkmark] No
                            b.  Father, age:   68          health status:          healthy       if deceased, cause:
                                              -------                         --------------                 ---------------------
                            c.  Mother, age:   65          health status:          healthy       if deceased, cause:
                                               ------                         ---------------------          ---------------------
---------------------
Explanations          19.  EXPLANATIONS:  Include, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals.
                             For additional space please use Addendum Sheet.
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QUESTION #
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15a                   Routine Physical
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70059-96

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                          BENEFICIARY/OWNER INFORMATION

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Beneficiary           20  A.  PRIMARY (provide full name and relationship)
Information           Mary J. Doe, Wife
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                      Soc. Sec. #              ###-##-####
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                           B.  SECONDARY (If any, provide full name and relationship)

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                      Unless otherwise requested, if more than one beneficiary is named, payment will be made in equal shares.  If no beneficiary survives the insured, payment will be made to the executors or administrators of the insured.
                           C.  OTHER [   ]  (e.g. Mode Settlement, Trustee under the Will, Individual Creditor. If Creditor -
                                who will receive any balance.
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                      Soc. Sec. #
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                           D.  FINAL (check one)    [checkmark]Estate of the Insured
                                                   [   ]  Executors or Administrators of the Survivor of the Beneficiary(ies)

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OWNER                 POLICYOWNER:  THE (PROPOSED) INSURED IS POLICYOWNER UNLESS UNDER AGE 15
                                                        OR OTHERWISE REQUESTED.
                      21.  A.  PRIMARY (Provide full name, address, relationship and Date of Birth, mm/dd/yy)

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                           B.  SECONDARY (If any, provide full name, address, relationship and Date of Birth, mm/dd/yy)

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                           C.  OTHER  [   ]

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                           D.  FINAL: (check one)     [   ]   Insured
                                                      [   ]   Insured at legal age in policy delivery state
                                                [checkmark]   Executors or Administrators of the Survivor of the Owner(s)

70059-96


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22.  Any payment is subject to the terms and conditions of the Temporary Insurance Agreement.  If payment is made, the Temporary Insurance Agreement must be provided and explained.

23.           If automatic payment from checking account is selected:
              I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my policy(ies). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments.  If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly.  This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

[   ]   Attach "VOID" Check           Date of draw (8th, 20th or 28th)
                                                                        --------------------------------------------------------
Signature of Payor
                  ---------------------------------------------------------------------------------------------------------------


24. Any person who, knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     The answers above are true and complete to the best of knowledge and belief.

     I agree that no producer may alter the terms of the application, the Temporary Insurance Agreement or the policy, nor can the producer waive any of Aetna's rights or requirements.

     I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete when the policy is delivered and the entire first premium is paid.

     I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this policy.




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Signature of (Proposed) Insured  (Required if age 10 or over)                                           Date
John J. Doe                                                                                             09/01/97
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(Signature of parent if juvenile under age 10)                                                          Date

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Signature of Applicant/Policyowner, if other than proposed insured                                      Date


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Signature of Assignee, if applicable                                                                    Date

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City                                                   State                                            Zip
Hartford                                               CT                                               06156
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Signature of Agent I M Agent                         Agent License #567                                 Date  09-01-97
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70059-96